Exhibit 99.2

Veeco Instruments Inc. November 1, 2018 Q3 2018 Conference Call

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. Q3 2018 Conference Call © 2018 Veeco Instruments Inc. 2

CEO Introduction William J. Miller, Ph.D.

Q3 2018 Highlights Bookings growth in Front-End Semiconductor Ending backlog of $276M Profitability above the mid-point of guidance Generated positive cash flow Repurchased 1.8% of outstanding shares 4 Transitioning MOCVD from Commodity LED to Compound Semiconductor Market Q3 Results $100M Bookings $127M Revenue $8.0M Non-GAAP Operating Income 11¢ Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Q3 2018 Conference Call © 2018 Veeco Instruments Inc.

CFO Financial Review Sam Maheshwari

Expense Reduction Update 6 Carefully Executing OpEx Reduction – Reducing SG&A while Preserving R&D OpEx Reductions Q3 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding $49M $40M Initiative Status Ultratech synergies ($15M annually) Complete by Q1 2019 New initiative to align cost structure with business conditions ($20M annually) In process Targeted completion by end of Q2 2019 Q3 2017 Target Q2 2019 SG&A R&D

Q3 2018 Bookings by End Market and Geography

Mix by End Market



13%
LED Lighting, Display & Compound Semi
39%
Scientific & Industrial
$100M
11%
Advanced Packaging, MEMS & RF Filters
37%
Front-End Semi

- Front-End Semi growth driven by LSA and EUV Mask Blank Deposition systems
- Scientific & Industrial driven by Data Storage and Optical Coating systems
- No commodity LED MOCVD systems

Mix by Geography



5%
China
33%
United States
48%
Rest of World
14%
EMEA

- Strength in ROW driven by Japan orders for EUV Mask Blank Deposition systems and Taiwan orders for LSA and Advanced Packaging Lithography systems

Strong Front-End Semiconductor Bookings Growth; Negligible Orders from China

Amounts may not calculate precisely due to rounding

EUV – Extreme Ultraviolet
LSA – Laser Spike Anneal

7 Q3 2018 Conference Call | © 2018 Veeco Instruments Inc.

Veeco

Q3 2018 Revenue by End Market and Geography 8 Revenue Mix is Becoming Well Balanced between our Four Markets & Regions Mix by End Market Mix by Geography 19% Advanced Packaging, MEMS & RF Filters 24% Scientific & Industrial 46% LED Lighting, Display & Compound Semi $127M 22% Rest of World 31% China 24% EMEA 23% United States 11% Front-End Semi China Blue LED was 21% of Veeco revenue in Q3 – This will decline going forward Remainder of LED Lighting, Display & Compound Semi was related to Photonics, Power, Display and RF Devices Q3 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding China as a percentage of revenue has declined from 47% in Q1 45% in Q2 31% in Q3

P&L Highlights 9 Sequentially Improved Gross Margin as Expected GAAP Non-GAAP $ millions (except per share amounts) Q2 18 Q3 18 Q2 18 Q3 18 Revenue $157.8 $126.8 $157.8 $126.8 Gross Profit 55.4 46.4 56.5 48.4 Gross Margin 35.1% 36.6% 35.8% 38.2% R&D 24.9 23.5 23.9 22.8 SG&A & Other 24.7 20.2 21.9 17.6 Operating Income/(Loss) (261.2) (3.9) 10.8 8.0 Net Income/(Loss) (237.6) (9.0) 7.2 5.3 Earnings/(Loss) Per Share ($5.02) ($0.19) $0.15 $0.11 Q3 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Balance Sheet Highlights 10 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Generated Cash While Repurchasing $10M in Shares $ millions Q2 18 Q3 18 Cash & Short-Term Investments 261 266 Accounts Receivable 134 91 Inventories 146 150 Accounts Payable 65 65 Long-Term Debt 281 284 Cash Flow from Operations (46) 18 DSO (days) 76 64 DOI 130 173 DPO 58 74 Q3 2018 Conference Call © 2018 Veeco Instruments Inc.

Q4 2018 Guidance 11 GAAP Non-GAAP Revenue $85M - $105M $85M - $105M Gross Margin 35% - 37% 36% - 38% Net Income (Loss) ($26M)-($19M) ($11M)-($4M) Earnings Per Share ($0.56)-($0.40) ($0.25)-($0.09) Non-GAAP Operating Income (Loss) ($10M)-($3M) Q3 2018 Conference Call © 2018 Veeco Instruments Inc. . A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Business Update & Outlook

Summary 13 Q3 2018 Conference Call © 2018 Veeco Instruments Inc. Cost Reduction Initiated additional actions to reduce costs. Committed to sizing for current run rates Preserving Innovation Continue to develop products in Laser Anneal, MOCVD, Lithography Expect FY 2018 to Slightly Decline from FY 2017 2018 revenue slightly lower than 2017 $546M Pro-Forma. Improved expense structure Market Softness is Temporary Veeco long term growth prospects are sound. Great people, technology, markets Note: Pro-Forma revenue for 2017 is as if Veeco and Ultratech were combined for the full year.

Q&A

Backup & Reconciliation Tables

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures. Q3 2018 Conference Call © 2018 Veeco Instruments Inc. 16

Supplemental Information—GAAP to Non-GAAP Reconciliation Q3 2018 Conference Call © 2018 Veeco Instruments Inc. 17 Amounts may not calculate precisely due to rounding. Prior period results have been recast to reflect the retrospective adoption of ASC 606. US$ millions Q2 18 Q3 18 Net Sales $157.8 $126.8 GAAP Gross Profit 55.4 46.4 GAAP Gross Margin 35.1% 36.6% Add: Release of inventory fair value step-up for purchase accounting 0.5 1.4 Add: Share-Based Comp 0.5 0.5 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 0.1 Non-GAAP Gross Profit $56.5 $48.4 Non-GAAP Gross Margin 35.8% 38.2% US$ millions, except per share amounts Q2 18 Q3 18 GAAP Basic EPS (5.02) (0.19) GAAP Diluted EPS (5.02) (0.19) GAAP Net Income (Loss) (237.6) (9.0) Add: Share-Based Comp 4.9 3.3 Add: Amortization 10.4 4.2 Add: Restructuring 2.3 1.9 Add: Acquisition Related 1.3 0.2 Add: Release of inventory fair value step-up for purchase accounting 0.5 1.4 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.2 Add: Accelerated Depreciation - 0.6 Add: Asset Impairment 252.3 - Add: Non-Cash Interest Expense 2.9 3.0 Add: Tax Adjustment from GAAP to Non-GAAP (30.1) (0.5) Non-GAAP Net Income (Loss) 7.2 5.3 Non-GAAP Basic EPS 0.15 0.11 Non-GAAP Diluted EPS 0.15 0.11 US$ millions Q2 18 Q3 18 GAAP Net Income (Loss) $(237.6) $(9.0) Add: Share-Based Comp 4.9 3.3 Add: Amortization 10.4 4.2 Add: Restructuring 2.3 1.9 Add: Acquisition Related 1.3 0.2 Add: Release of inventory fair value step-up for purchase accounting 0.5 1.4 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.2 Add: Accelerated Depreciation - 0.6 Add: Asset Impairment 252.3 - Add: Interest Expense 4.4 4.8 Subtract: Tax benefit (28.0) 0.3 Non-GAAP Operating Income $10.8 $8.0

Q3 2018 GAAP to Non-GAAP Reconciliation 18 Q3 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $126.8 $126.8 Gross Profit 46.4 0.5 1.5 48.4 Gross Margin 36.6% 38.2% Research and Development 23.5 (0.7) 22.8 Selling, General, and Administrative and Other 20.2 (1.9) (0.8) 17.6 Net Income (Loss) $(9.0) 3.3 4.2 6.8 $5.3 Income (Loss) Per Common Share: Basic $(0.19) $0.11 Diluted (0.19) 0.11 Weighted Average Number of Shares: Basic 47.0 47.0 Diluted 47.0 47.0 Other Non-GAAP Adjustments Restructuring 1.9 Acquisition Related 0.2 Release of inventory fair value step-up associated with the Ultratech purchase accounting 1.4 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.2 Accelerated Depreciation 0.6 Non-Cash Interest Expense 3.0 Non-GAAP Tax Adjustment (0.5) Total Other 6.8

Q4 2018 Guidance GAAP to Non-GAAP Reconciliation 19 Q3 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $85–$105 $85–$105 Gross Profit 30–39 1 — — 31–40 Gross Margin 35%–37% 36%–38% Net Income (Loss) $(26)–$(19) 4 4 7 $(11)–$(4) Income (Loss) per Diluted Share $(0.56)–$(0.40) $(0.25)–$(0.09) GAAP Net Income (Loss) $(26)–$(19) Share-Based Compensation 4 Amortization 4 Restructuring 2 Accelerated Depreciation 1 Interest Expense 4 Income Tax Expense (Benefit) 1 Non-GAAP Operating Income $(10)–$(3)

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